CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$350,000.00	09-28-2016	09-30-2017		4A / 100		KDW	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: OrangeHook, Inc.
319 Barry Ave. Suite 303
Wayzata, MN 55391

Lender: Signature Bank
9800 Bren Road East Ste 200
Minnetonka, MN 55343

Principal Amount: $350,000.00 **Date of Agreement: September 28, 2016**

DESCRIPTION OF EXISTING INDEBTEDNESS. Original Promissory Note dated March 30, 2016, with an original maturity date of June 30, 2016 and the last subsequent maturity date being extended to September 30, 2016, in the principal amount of $350,000.00 between OrangeHook, Inc. and Signature Bank.

DESCRIPTION OF COLLATERAL. Unsecured.

DESCRIPTION OF CHANGE IN TERMS. The maturity date is hereby extended to September 30, 2017. The interest rate to be applied to the unpaid principal balance of the Note at a fixed rate of 4.500 percent is hereby amended to a variable rate of 1.000 percentage points over the Index with a floor rate of 4.500 percent. All other previously agreed upon terms and conditions shall remain unchanged and in effect.

PAYMENT. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on September 30, 2017. In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning September 30, 2016, with all subsequent interest payments to be due on the same day of each month after that.

VARIABLE INTEREST RATE. The interest rate on this loan is subject to change from time to time based on changes in an independent index which is the the rate published in the Wall Street Journal under its "Money & Investing" section (subheading "Money Rates") as the "Prime Rate" or if for any reason such publication in such section fails to publish such a rate, the "Prime Rate" shall mean the rate published elsewhere which is intended to replace said rate. (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notifying Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. The interest rate change will not occur more often than each day. Borrower understands that Lender may make loans based on other rates as well. **The Index currently is 3.500% per annum.** Interest on the unpaid principal balance of this loan will be calculated as described in the "INTEREST CALCULATION METHOD" paragraph using a rate of 1.000 percentage point over the Index, adjusted if necessary for any minimum and maximum rate limitations described below, resulting in an initial rate of 4.500% per annum based on a year of 360 days. NOTICE: Under no circumstances will the interest rate on this loan be less than 4.500% per annum or more than the maximum rate allowed by applicable law.

INTEREST CALCULATION METHOD. Interest on this loan is computed on a 365/360 basis; that is, by applying the ratio of the interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. All interest payable under this loan is computed using this method.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

ORANGEHOOK, INC.

By: ______________________
James L. Mandel, Chief Executive Officer of OrangeHook, Inc.

LENDER:

SIGNATURE BANK

X ______________________
Authorized Signer

DISBURSEMENT REQUEST AND AUTHORIZATION

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$350,000.00	09-28-2016	09-30-2017		4A / 100		KDW	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: OrangeHook, Inc.
319 Barry Ave. Suite 303
Wayzata, MN 55391

Lender: Signature Bank
9800 Bren Road East Ste 200
Minnetonka, MN 55343

LOAN TYPE. This is a Variable Rate Nondisclosable Revolving Line of Credit Loan to a Corporation for $350,000.00 due on September 30, 2017. This is an unsecured renewal loan.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

- ☐ **Maintenance of Borrower's Primary Residence.**
- ☐ **Personal, Family or Household Purposes or Personal Investment.**
- ☐ **Agricultural Purposes.**
- ☒ **Business Purposes.**

SPECIFIC PURPOSE. The specific purpose of this loan is: Finance operating expenses prior to IPO.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $350,000.00 as follows:

Other Disbursements: $350,000.00 Funds previously disbursed	$350,000.00
Note Principal:	$350,000.00

CHARGES PAID IN CASH. Borrower has paid or will pay in cash as agreed the following charges:

Prepaid Finance Charges Paid in Cash:	$0.00
Other Charges Paid in Cash: $1,000.00 Document Preparation Fee	$1,000.00
Total Charges Paid in Cash:	$1,000.00

AUTOMATIC PAYMENTS. Borrower hereby authorizes Lender automatically to deduct from Borrower's Business Checking account, numbered 10072586, the amount of any loan payment. If the funds in the account are insufficient to cover any payment, Lender shall not be obligated to advance funds to cover the payment. At any time and for any reason, Borrower or Lender may voluntarily terminate Automatic Payments.

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED SEPTEMBER 28, 2016.

BORROWER:

ORANGEHOOK, INC.

By: ______________________________
James L. Mandel, Chief Executive Officer of OrangeHook, Inc.